UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 18, 2012

Plumas Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

35 S. Lindan Avenue, Quincy, California		95971
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(530)283-7305

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

APPOINTMENT OF OFFICERS

On July 18, 2012 Mr. Richard L. Belstock, age 55, was promoted to Executive Vice President and Chief Financial Officer of the Company and Plumas Bank (the "Bank") and Mr. Kerry D. Wilson, age 55, was promoted to Executive Vice President and Chief Credit Officer of the Bank. Previously Mr. Belstock held the position of Senior Vice President and Chief Financial Officer of the Company and the Bank and Mr. Wilson held the position of Senior Vice President and Credit Administrator of the Bank.

On November 16, 2011 Belstock was appointed Senior Vice President and Chief Financial Officer of the Company and the Bank. He joined Plumas Bank as Vice President and Controller in June 2006. Belstock is a Phi Beta Kappa graduate of the University of Colorado with a Bachelor of Arts degree in Mathematics. He also received his Master of Accountancy degree from the University of Denver. He has over 30 years of experience in financial accounting and regulatory reporting with 10 of those years as Controller and Chief Accounting Officer for Sierra West Bancorp in Truckee, California. Belstock has been a licensed Certified Public Accountant since 1980.

Wilson most recently held the position of Senior Vice President, Credit Administrator of the Bank. He officially received this title in February 2012, but has been acting in this capacity for the past year. Prior to this position he was the Assistant Loan Administrator beginning in 2003. For the previous six years he served as Vice President, manager of Plumas Bank’s agricultural services department in Alturas. Wilson has 30 years of banking experience, half of which have been served at Plumas Bank. Wilson joined Plumas Bank in 1997. Wilson graduated Magna Cum Laude from Chico State University with a Bachelor of Science degree in Agricultural Business. He also completed a two-year program at the Western Agricultural Credit School at Washington State University. In 2007, he graduated from a three year graduate level program at the Pacific Coast Banking School located at the University of Washington.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp

July 19, 2012	By:	Andrew J. Ryback

Name: Andrew J. Ryback
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated July 19, 2012